UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
      PURSUANT TO SECTION 13 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


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Date of Report (Date of earliest event reported)               December 17, 2004
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                                    NUTRACEA
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              Exact name of registrant as specified in its charter)


          California                   0-32565                  87-0673375
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)


              1261 Hawks' Flight Court, El Dorado Hills, CA 95762
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                     (Address of principal executive office

Registration's telephone number, including area code:        (916) 933-7000
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

In conjunction with the hiring of Bradley Edson as Nutracea's new President, Mr. Edson was issued warrants to purchase 6,000,000 shares of Nutracea's common stock at an exercise price of $0.30 per share. The warrants are immediately exercisable and expire in ten years from the date of issuance. The issuance of the warrants were made in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act of 1933 (the "1933 Act") as a transaction not involving a public offering and made to one affiliate of the Company. The warrants were deemed to be "restricted securities" as defined in Rule 144 under the 1933 Act.

SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.02 APPOINTMENT OF PRINCIPAL OFFICERS.

On December 17, 2004, Nutracea appointed Bradley D. Edson as the Company's new President and a Director. Mr. Edson has over 20 years of experience with mergers and acquisitions and facilitating funding of both public and private companies. Patricia McPeak who served as the interim President, will continue as Nutracea's Chief Executive Officer.

SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits
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              99.1 Press Release dated December 22, 2004



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2004                        NUTRACEA
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                                                  (Registrant)


                                         /s/ Patricia McPeak
                                         -------------------------
                                         Patricia McPeak, Chief Executive Office


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